UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 13, 2003

OMNICARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8269	31-1001351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East RiverCenter Boulevard Suite 1600 Covington, Kentucky	41011 (Zip Code)
(Address of principal executive offices)

(859) 392-3300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

On June 13, 2003, Omnicare, Inc., a Delaware corporation (the “Company”), completed the concurrent public offerings of $250,000,000 aggregate principal amount of 6 1/8% Senior Subordinated Notes due 2013 (the “Subordinated Notes”) and 6,468,750 shares of the Company’s common stock (the “Common Stock”) and the offering by Omnicare Capital Trust I, the Company’s newly formed trust (the “Trust”), of $345,000,000 aggregate liquidation amount of Trust Preferred Income Equity Redeemable Securities (“Trust PIERS”).

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-103115), filed by the Company, the Trust and certain subsidiaries of the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and declared effective by the Commission on February 25, 2003, with respect to the Company’s issuance and sale of Subordinated Notes, Common Stock and Trust Piers.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

1.1(a)

Underwriting Agreement, dated June 10, 2003, among the Company and the representatives of the several underwriters named therein with respect to the $250,000,000 aggregate principal amount of 6 1/8% Senior Subordinated Notes due 2013.

1.1(b)	Underwriting Agreement, dated June 10, 2003, among the Company and the representatives of the several underwriters name therein with respect to the 6,468,750 shares of Common Stock.

1.1(c)

Underwriting Agreement, dated June 10, 2003, among the Company and the representatives of the several underwriters named therein with respect to the $345,000,000 aggregate liquidation amount of Trust Preferred Income Equity Redeemable Securities.

4.2(a)	Subordinated Debt Securities Indenture, dated as of June 13, 2003 between the Company and SunTrust Bank, as trustee.

4.2(b)	First Supplemental Indenture, dated as of June 13, 2003, between the Company and SunTrust Bank, as trustee.

4.2(c)	Second Supplemental Indenture, dated as of June 13, 2003, between the Company and SunTrust Bank, as trustee.

4.16	Amended and Restated Trust Agreement of Omnicare Capital Trust, dated as June 13, 2003.

4.18	Guarantee Agreement of the Company relating to the Trust Preferred Equity Income Redeemable Securities, dated as of June 13, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OMNICARE, INC.

By:	/s/ Peter Laterza
Peter Laterza
Vice President and
General Counsel

Dated:  June 13, 2003

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1(a)	Underwriting Agreement, dated June 10, 2003, among the Company and the representatives of the several underwriters named therein with respect to the $250,000,000 6 1/8% Senior Subordinated Notes due 2013.

1.1(b)	Underwriting Agreement, dated June 10, 2003, among the Company and the representatives of the several underwriters name therein with respect to the 6,468,750 shares of Common Stock.

1.1(c)	Underwriting Agreement, dated June 10, 2003, among the Company and the representatives of the several underwriters named therein with respect to the $345,000,000 Trust Preferred Income Equity Redeemable Securities.

4.2(a)	Subordinated Debt Securities Indenture, dated as of June 13, 2003 between the Company and SunTrust Bank, as trustee.

4.2(b)	First Supplemental Indenture, dated as of June 13, 2003, between the Company and SunTrust Bank, as trustee.

4.2(c)	Second Supplemental Indenture, dated as of June 13, 2003, between the Company and SunTrust Bank, as trustee.

4.16	Amended and Restated Trust Agreement of Omnicare Capital Trust, dated as June 13, 2003.

4.18	Guarantee Agreement of the Company relating to the Trust Preferred Equity Income Redeemable Securities, dated as of June 13, 2003.

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